EXHIBIT 10(q)
COMPENSATORY ARRANGEMENTS WITH CERTAIN EXECUTIVE OFFICERS
     Set forth below are the base salaries of the individuals for 2010 who will be identified as named executive officers(1) of the Company in the Company’s 2010 proxy statement.

NAME AND TITLE	SALARY
George H. Glatfelter II	$700,500
Chairman and Chief Executive Officer

John P. Jacunski	$352,372
Senior Vice President and Chief Financial Officer

Dante C. Parrini	$535,327
Executive Vice President and Chief Operating Officer

Debarata Mukherjee	$311,607
Vice President and General Manager, Specialty Papers Business Unit

Martin Rapp(1)	$383,954
Vice President and General Manager, Composite Fibers Business Unit

(1)	Mr. Rapp’s annual salary is 266,635 euros. The amount set forth above is based on the currency exchange rate at December 31, 2009.
     The annual base salaries are subject to adjustment pursuant to the Company’s employee compensation policies in effect from time to time. Each of the above executive officers has a change in control employment agreement, which is included as exhibits to this Form 10-K. Also, each executive officer participates in the Company’s 2005 Long-Term Incentive Plan and in its Management Incentive Plan, each of which are incorporated by reference as exhibits to this Form 10-K.